AMERICAN STRATEGIC
INCOME PORTFOLIO III

CSP

SEMIANNUAL REPORT

NOVEMBER 30, 2001


                                              [US BANCORP ASSET MANAGEMENT LOGO]

[US BANCORP ASSET MANAGEMENT LOGO]

AMERICAN STRATEGIC INCOME PORTFOLIO III

PRIMARY INVESTMENTS

Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS

Based on net asset value for the periods ended November 30, 2001

[CHART]

                                                                                    SINCE INCEPTION
                                                         ONE YEAR     FIVE YEAR        3/25/1993
                                                         --------     ---------     ---------------
American Strategic Income Portfolio III                   12.21%        9.18%             7.72%
Lehman Brothers Mutual Fund Government/Mortgage Index     10.35%        7.41%             6.77%

The average annualized total returns for American Strategic Income Portfolio III are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended November 30, 2001, were 19.63%, 12.76%, and 7.45%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV; therefore, you may be unable to realize the full NAV of your shares when you sell. - The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio III is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman index is calculated from the month end following the fund's inception through November 30, 2001.

NOT FDIC INSURED    NO BANK GUARANTEE   MAY LOSE VALUE

[SIDENOTE]

TABLE OF CONTENTS

 1     Fund Overview
 6     Financial Statements and Notes
16     Investments in Securities
19     Shareholder Update

FUND OVERVIEW

January 15, 2002

DURING THIS SEMIANNUAL REPORTING PERIOD FOR AMERICAN STRATEGIC INCOME PORTFOLIO III, THE FIXED-INCOME MARKETS EXPERIENCED AN ALMOST UNPRECEDENTED LOOSENING OF MONETARY POLICY BY THE FEDERAL RESERVE. In an effort to jumpstart the U.S. economy, the Fed lowered short-term interest rates 11 times during 2001. The cuts-from 6.5% to 1.75%-set a record for the most in a calendar year by the central bank and left rates at their lowest level in 40 years. Despite the Fed's efforts, the National Bureau of Economic Research recently reported that the country has been in a recession since March of last year.

BECAUSE OF THE SHAKY ECONOMY, THE VOLATILE STOCK MARKET, AND THE TERRORIST ATTACKS, INVESTORS FLOCKED TO FIXED-INCOME INVESTMENTS IN A "FLIGHT TO QUALITY." This flight to quality, along with falling interest rates, benefited the fixed-income market across the board. Whole loans and mortgage-backed securities were no exception and performed well during the period. As rates fell and the yield curve steepened, prices moved inversely and increased. However, keep in mind that the pricing models we use for this fund limit the amount that our whole loans can increase in value due to falling interest rates.

AMERICAN STRATEGIC INCOME PORTFOLIO III HAD A TOTAL RETURN OF 5.68% BASED ON ITS NET ASSET VALUE FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001. The fund outperformed its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, which had a return of 5.59% for the same timeframe. Based on its market price, the fund returned 8.50% for the six months. We believe the fund's market price performance was driven by investors' demand for more stable, income-oriented investments. This demand narrowed the gap between the fund's market price of $12.34 and its net

[CHART]

Commercial Loans+                                 24%
Other Assets                                       1%
Multifamily Loans+                                52%
U.S. Agency Mortgage-backed Securities            10%
Private Fixed-rate Mortgage-backed Securities     12%
Short-term Securities                              1%

+ As of November 30, 2001, there were no multifamily or commercial loans delinquent.

[SIDENOTE]
FUND MANAGEMENT

JOHN WENKER is primarily responsible for the management of American Strategic Income Portfolio III. He has 16 years of financial experience.

CHRIS NEUHARTH assists with the management of American Strategic Income Portfolio III. He has 21 years of financial experience.

RUSS KAPPENMAN assists with the management of American Strategic Income Portfolio III. He has 16 years of financial experience.

asset value of $12.54 to a 1.59% discount as of November 30. As always, past performance is no guarantee of future results, and the fund's net asset value and market price will fluctuate.*

FALLING SHORT-TERM INTEREST RATES LED TO SUBSTANTIALLY LOWER BORROWING COSTS AND INCREASED INCOME LEVELS FOR THE FUND. The lower rates allowed us to borrow money at decreased costs and invest those borrowed funds in higher-yielding mortgage investments. Although the use of borrowing (otherwise known as leverage) has resulted in more income for shareholders, it does increase reinvestment and interest-rate risks in the fund.**

IN RESPONSE TO THE HIGHER LEVEL OF INCOME AND IN AN EFFORT TO DECREASE THE FUND'S DIVIDEND RESERVE, THE FUND INCREASED ITS MONTHLY DIVIDEND ONCE DURING THE SIX MONTHS. In July 2001, we raised the monthly dividend of the fund from 8.5 cents to 8.75 cents per share. During the period, the fund paid out 52.25 cents per share in dividends, resulting in an annualized distribution rate of 8.54% based on the November 30 market price. The fund's dividend reserve is 8.17 cents per share as of the end of the reporting period. Keep in mind that the fund's distribution rate and dividend reserve levels will fluctuate.

*All returns assume reinvestment of distributions at prices pursuant to the fund's dividend reinvestment plan. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

**Reinvestment risk is the risk that when the investments come due, we will have to redeploy the proceeds into lower-yielding whole loans or securities. (Alternatively, we could decrease the amount of leverage.) Interest-rate risk is the risk that the value of these investments will go down when rates rise again, resulting in a lower net asset value for the fund.

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of November 30, 2001. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

                     [MAP OF THE UNITED STATES]

Alabama
Alaska
Arizona                           12%
Arkansas
California                        10%
Colorado                          3%
Connecticut
Delaware
Florida                           5%
Georgia
Hawaii
Idaho
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana                         1%
Maine
Maryland
Massachusetts
Michigan
Minnesota                         5%
Mississippi
Missouri
Montana                           Less than 0.50%
Nebraska
Nevada                            10%
New Hampshire
New Jersey
New Mexico                        1%
New York                          2%
North Carolina
North Dakota                      1%
Ohio
Oklahoma                          9%
Oregon                            1%
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas                             28%
Utah                              2%
Vermont
Virginia
Washington                        5%
West Virginia
Wisconsin
Wyoming

DUE TO THE WEAK ECONOMIC ENVIRONMENT, REAL ESTATE MARKETS ACROSS THE COUNTRY BEGAN TO EXPERIENCE A FALL OFF IN DEMAND. However, unlike the recession of the early 1990s, this decrease in demand is not accompanied by oversupply in the market. We believe supply remains constrained overall and especially in the areas where we invest. We continue to focus on whole loans from areas of the country like Texas, Arizona, and Florida that are experiencing the highest employment and population growth. The weakest real estate markets continue to be in Northern California and the Northeastern part of the United States. We have no investments in Northern California and very limited exposure in the Northeast. Of the various property types the fund invests in, we believe multifamily housing will hold up best in the current environment because of moderate supply and continued demand even during rough economic times.

AS THE ECONOMY WEAKENED DURING THE SUMMER MONTHS, WE TOOK STEPS TO SELL THE SINGLE-FAMILY WHOLE LOANS WITH HIGHER CREDIT RISK AT ATTRACTIVE PRICES. The delinquencies in these loan pools were approaching 18% to 20%. We used the proceeds of the sales to add small positions of second mortgages, mezzanine debt, and participating debt to the portfolio (approximately 6% of total assets as of November 30). These securities are typically more highly leveraged with loan-to-value ratios above 80%.

DUE TO THE RECESSION, THE FUND MAY EXPERIENCE AN INCREASED LEVEL OF CREDIT LOSSES FROM LOANS DEFAULTING. However, losses would only result if the proceeds from the sales of foreclosed properties were less than the loan prices that the fund paid. As of November 30, the fund had no loans in default.

ALTHOUGH WE HAVE SAID IN THE PAST THAT A RECESSION WOULD BE POTENTIALLY HARMFUL TO THE FUND, WE BELIEVE THIS RECESSION WILL BE RELATIVELY MILD COMPARED TO HISTORICAL STANDARDS. Our outlook calls for an end to the Federal Reserve easing followed by an improvement in the U.S. economy in mid- to late-2002. We believe we will continue to see some level of loan defaults and prepayments in this environment but that the portfolio should hold up well based on its current credit profile.

AFTER THE PERIOD END, THE MANAGEMENT TEAM AND BOARD OF DIRECTORS OF THIS FUND-AS WELL AS AMERICAN STRATEGIC INCOME PORTFOLIOS I (ASP), II (BSP), AND AMERICAN SELECT PORTFOLIO (SLA)-ANNOUNCED THAT THEY ARE CONSIDERING A NUMBER OF STRATEGIC ALTERNATIVES FOR THE FUNDS IN AN EFFORT TO ENHANCE SHAREHOLDER VALUE. Options include a possible reorganization of the funds into a specialty finance company that would be taxed as a real estate investment trust, the possible combination of the funds, stock repurchases, and other business strategies. At this time, no decision has been made by fund management or the boards to pursue any particular alternative or to change the current strategy of the funds. There can be no assurance that a change will result from this exploration process.

AS A RESULT OF THIS EXPLORATION PROCESS, THE FUND'S BOARD DECIDED NOT TO OFFER TO REPURCHASE UP TO 10% OF THE FUND'S SHARES IN THE FOURTH QUARTER OF THIS YEAR. Although the fund was trading at a slightly greater discount than 5% during the 12 weeks prior to October 1, 2001, the management and board decided to consider any future repurchases as part of their ongoing review.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO III AND THE TRUST YOU HAVE PLACED IN US AS INVESTMENT MANAGERS FOR THE FUND. As the U.S. economy struggles to make a comeback in 2002, we will continue to diligently monitor our whole loan investments and other holdings to help meet our goal of paying attractive monthly income while minimizing credit losses. If you have any questions about the fund or need help with your overall investment plan, please call us at 800-677-FUND.

Sincerely,

/s/ Mark Jordahl

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management

VALUATION OF WHOLE LOAN INVESTMENTS

The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage-servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc., pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors, including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage-servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

               FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  November 30, 2001
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $356,799,982
Accrued interest receivable  ...............................       2,061,500
Other assets  ..............................................       1,187,785
                                                                ------------
  Total assets  ............................................     360,049,267
                                                                ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............      91,699,372
Accrued investment management fee  .........................         150,220
Bank overdraft  ............................................         203,602
Accrued administrative fee  ................................          62,691
Accrued interest  ..........................................         187,510
Other accrued expenses  ....................................          78,954
                                                                ------------
  Total liabilities  .......................................      92,382,349
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $267,666,918
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $312,303,603
Undistributed net investment income  .......................       1,741,693
Accumulated net realized loss on investments  ..............     (54,189,611)
Unrealized appreciation of investments  ....................       7,811,233
                                                                ------------

  Total--representing net assets applicable to capital
    stock  .................................................    $267,666,918
                                                                ============

*Investments in securities at identified cost  .............    $348,988,749
                                                                ============

NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets applicable to outstanding capital stock  ........    $267,666,918
Shares of capital stock outstanding (authorized 1 billion
  shares of $0.01 par value)  ..............................      21,343,292
Net asset value  ...........................................    $      12.54
Market price  ..............................................    $      12.34

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

      6  2001 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Six Months Ended November 30, 2001
 ................................................................................

INCOME:
Interest (net of interest expense of $1,398,409)  ..........    $12,779,472
                                                                -----------

  Total investment income  .................................     12,779,472
                                                                -----------

EXPENSES (NOTE 3):
Investment management fee  .................................        841,906
Administrative fee  ........................................        333,342
Custodian and accounting fees  .............................         26,667
Transfer agent fees  .......................................         16,267
Registration fees  .........................................         30,521
Reports to shareholders  ...................................         22,875
Mortgage servicing fees  ...................................        134,392
Directors' fees  ...........................................          1,532
Audit and legal fees  ......................................         15,249
Other expenses  ............................................         18,873
                                                                -----------
  Total expenses  ..........................................      1,441,624
                                                                -----------

  Net investment income  ...................................     11,337,848
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS (NOTE 4):
Net realized gain on investments in securities  ............      3,444,646
Net realized gain on real estate owned  ....................          2,347
                                                                -----------
  Net realized gain on investments  ........................      3,446,993
Net change in unrealized appreciation or depreciation of
  investments  .............................................        (40,538)
                                                                -----------

  Net gain on investments  .................................      3,406,455
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $14,744,303
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

      7  2001 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS For the Six Months Ended November 30, 2001
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income  ...........................................     $  12,779,472
Net expenses ...............................................        (1,441,624)
                                                                 -------------
  Net investment income ....................................        11,337,848
                                                                 -------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................            60,573
  Net amortization of bond discount and premium ............           (13,811)
  Change in accrued fees and expenses ......................            27,523
  Change in other assets ...................................          (889,555)
                                                                 -------------
    Total adjustments ......................................          (815,270)
                                                                 -------------

    Net cash provided by operating activities ..............        10,522,578
                                                                 -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................       100,487,020
Purchases of investments ...................................      (134,902,000)
Net purchases of short-term securities .....................        (2,070,812)
                                                                 -------------

    Net cash used by investing activities ..................       (36,485,792)
                                                                 -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............        19,292,000
Distributions paid to shareholders .........................       (11,151,874)
                                                                 -------------

    Net cash provided by financing activities ..............         8,140,126
                                                                 -------------
Net decrease in cash .......................................       (17,823,088)
Cash at beginning of period ................................        17,619,486
                                                                 -------------

    Bank overdraft at end of period ........................     $    (203,602)
                                                                 =============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................     $   1,358,229
                                                                 =============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

      8  2001 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 SIX MONTHS
                                                                    ENDED
                                                                  11/30/01          YEAR ENDED
                                                                 (UNAUDITED)          5/31/01
                                                              -----------------  -----------------
OPERATIONS:
Net investment income  .....................................    $ 11,337,848       $ 21,764,311
Net realized gain on investments  ..........................       3,446,993            773,482
Net change in unrealized appreciation or depreciation of
  investments  .............................................         (40,538)        14,215,872
                                                                ------------       ------------

  Net increase in net assets resulting from operations  ....      14,744,303         36,753,665
                                                                ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (11,151,874)       (21,823,521)
                                                                ------------       ------------

  Total increase in net assets  ............................       3,592,429         14,930,144

Net assets at beginning of period  .........................     264,074,489        249,144,345
                                                                ------------       ------------

Net assets at end of period  ...............................    $267,666,918       $264,074,489
                                                                ============       ============

Undistributed net investment income  .......................    $  1,741,693       $  1,555,719
                                                                ============       ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

      9  2001 Semiannual Report - American Strategic Income Portfolio III

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. III (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, and mortgage servicing rights. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol CSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      The fund's investments in whole loans (single family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Asset Management, Inc. (the advisor) pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment

--------------------------------------------------------------------------------

      10  2001 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
                      record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                      Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At November 30, 2001, no loans were 60 days or more delinquent as to the timely monthly payment of principal and interest. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized a net realized gain of $2,347 or $0.0001 per share on real estate sold during the six months ended November 30, 2001.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On November 30, 2001, the fund owned no real estate.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed
--------------------------------------------------------------------------------

      11  2001 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
                      money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the six months ended November 30, 2001, the average borrowings outstanding were $82,079,831 and the average rate was 4.87%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of November 30, 2001, the fund had no outstanding when-issued or forward commitments.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase

--------------------------------------------------------------------------------

      12  2001 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
                      agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Pursuant to an investment advisory agreement (the agreement), the advisor, a subsidiary of U.S. Bank National Association (U.S. Bank) and the successor to, First American Asset Management, manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the six months ended November 30, 2001, the effective investment management fee incurred by the fund was 0.62%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the Fund.

                      Pursuant to an administration agreement, U.S. Bank provides administrative services, including certain legal and shareholder services to the fund. Under this agreement, the administrator receives a monthly administrative fee in an amount equal to an annualized rate of 0.25% of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund).

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative, and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal and auditing services; insurance; interest; expenses related to real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

--------------------------------------------------------------------------------

      13  2001 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      During the six months ended November 30, 2001, the fund paid $26,452 for custody services to U.S. Bank.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended November 30, 2001, aggregated $134,915,811 and $100,487,020, respectively. Included in proceeds from sales are $2,347 from sales of real estate owned and $370,915 from prepayment penalties.

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at November 30, 2001, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

CAPITAL LOSS
 CARRYOVER         EXPIRATION
------------       ----------
$15,324,185           2003
 34,420,675           2004
    871,623           2005
     69,740           2008
  3,503,388           2009
-----------
$54,189,611
===========

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      RETIREMENT OF FUND SHARES
                      The funds board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 1,203,423 (5% of the outstanding shares as of September 9, 1998).

                      Pursuant to the plan, the fund repurchased and retired the following:

 PERIOD                 % OUTSTANDING                          WEIGHTED AVERAGE
  ENDED   SHARES           SHARES                 COST         DISCOUNT FROM NAV
 -------  -------  -----------------------  -----------------  -----------------
 5/31/00  122,700                 0.51%        $1,403,906                5.03%

                      No shares were repurchased during the six months ended November 30, 2001 and year ended May 31, 2001.

--------------------------------------------------------------------------------

      14  2001 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                          SIX MONTHS
                                             ENDED       YEAR       YEAR          YEAR          YEAR        YEAR
                                           11/30/01      ENDED      ENDED        ENDED         ENDED       ENDED
                                          (UNAUDITED)   5/31/01    5/31/00    5/31/99 (E)     5/31/98     5/31/97
                                          -----------  ---------  ---------  --------------  ----------  ----------
PER-SHARE DATA
Net asset value, beginning
  of period ............................   $   12.37    $ 11.67    $ 12.25    $     12.46     $ 12.12     $ 12.25
                                           ---------    -------    -------    -----------     -------     -------
Operations:
  Net investment income ................        0.53       1.02       1.00           1.05        1.02        1.00
  Net realized and unrealized gains
    (losses) on investments ............        0.16       0.70      (0.53)         (0.24)       0.37       (0.13)
                                           ---------    -------    -------    -----------     -------     -------
    Total from operations ..............        0.69       1.72       0.47           0.81        1.39        0.87
                                           ---------    -------    -------    -----------     -------     -------
Distributions to shareholders:
  From net investment income ...........       (0.52)     (1.02)     (1.05)         (1.02)      (1.05)      (1.00)
                                           ---------    -------    -------    -----------     -------     -------
Net asset value, end of period .........   $   12.54    $ 12.37    $ 11.67    $     12.25     $ 12.46     $ 12.12
                                           =========    =======    =======    ===========     =======     =======
Per-share market value, end
  of period ............................   $   12.34    $ 11.88    $ 10.56    $     11.88     $ 11.38     $ 11.13
                                           =========    =======    =======    ===========     =======     =======

SELECTED INFORMATION
Total return, net asset value (a) ......        5.68%     15.28%      3.99%          6.61%      11.86%       7.43%
Total return, market value (b) .........        8.50%     23.05%     (2.20)%        13.80%      12.05%      19.18%
Net assets at end of period
  (in millions) ........................   $     268    $   264    $   249    $       292     $   300     $   324
Ratio of expenses to average weekly net
  assets including interest
  expense (c) ..........................        2.13%(f)     3.43%     3.55%         3.39%       3.47%       3.84%
Ratio of expenses to average weekly net
  assets excluding interest
  expense (c) ..........................        1.08%(f)     1.16%     1.21%         1.19%       1.42%       1.34%
Ratio of net investment income to
  average weekly net assets ............        8.50%(f)     8.44%     8.30%         8.39%       8.22%       8.22%
Portfolio turnover rate (excluding
  short-term securities) ...............          30%        23%        28%            44%         58%         46%
Amount of borrowings outstanding at end
  of period (in millions) ..............   $      92    $    72    $    76    $       132     $    99     $    84
Per-share amount of borrowings
  outstanding at end of period .........   $    4.30    $  3.39    $  3.54    $      5.53     $  4.11     $  3.12
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................   $   16.84    $ 15.76    $ 15.21    $     17.78     $ 16.57     $ 15.24
Asset coverage ratio (d) ...............         392%       465%       430%           322%        403%        488%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) FISCAL 1998 AND 1997 RATIOS INCLUDE 0.05% AND 0.08%, RESPECTIVELY, OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.
(f)  ANNUALIZED.

--------------------------------------------------------------------------------

      15  2001 Semiannual Report - American Strategic Income Portfolio III

                     INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------


AMERICAN STRATEGIC INCOME PORTFOLIO III                                       November 30, 2001
 .................................................................................................................

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (B) (13.9%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (13.9%):
    FIXED RATE (13.9%):
      9.00%, FHLMC, 7/1/30...............................  7/17/00   $ 7,254,461     $  7,453,122     $  7,714,684
      6.50%, FNMA, 6/1/29................................  5/17/99    11,233,303       11,153,279       11,380,684
      8.00%, FNMA, 6/1/30................................   5/9/00     4,279,561        4,223,476        4,506,891
      7.50%, FNMA, 4/1/30................................   5/9/00     4,952,791        4,779,578        5,149,367
      7.50%, FNMA, 5/1/30................................   5/9/00     4,937,453        4,765,140        5,133,421
      8.00%, FNMA, 5/1/30................................   5/9/00     3,141,757        3,100,587        3,308,647
                                                                                     ------------     ------------

        Total U.S. Government and Agency Securities .....                              35,475,182       37,193,694
                                                                                     ------------     ------------

PRIVATE MORTGAGE-BACKED SECURITIES (E) (15.5%):
  FIXED RATE (15.5%):
      8.79%, First Gibralter, Series 1992-MM,
        Class B, 10/25/21................................  7/15/93     1,011,037          436,154               --
      8.00%, Lone Star Fund III, 3/30/03.................   6/4/01    15,000,000       14,945,331       15,631,500
      9.25%, Oly Holigan, LP, 1/1/04.....................  12/26/00    6,000,000        6,000,000        6,120,000
      9.25%, Oly McKinney, 8/11/03.......................  8/11/00     7,500,000        7,500,000        7,575,000
      8.00%, Value Enhancement Fund IV, 6/27/04..........  6/27/01    12,000,000       12,000,000       12,240,000
                                                                                     ------------     ------------

        Total Private Mortgage-Backed Securities ........                              40,881,485       41,566,500
                                                                                     ------------     ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (102.2%):
  COMMERCIAL LOANS (32.0%):
      1200 Washington, 9.65%, 12/1/05....................  11/21/00    2,923,419(b)     2,923,419        3,069,590
      4295/4299 San Felipe Associates LP,
        9.33%, 8/1/06....................................  7/12/00     5,150,000(b)     5,150,000        5,407,500
      Academy Spectrum, 7.70%, 5/1/09....................  4/20/99     4,425,529(b)     4,425,529        4,628,351
      Atwood Oceanics I, 7.29%, 6/1/04...................  5/22/01     2,900,000        2,900,000        2,987,000
      Atwood Oceanics II, 9.88%, 6/1/04..................  5/22/01       720,000          720,000          672,561
      Blacklake Place I and II, 8.66%, 9/1/07............  8/12/97     4,537,285        4,537,285        4,764,149
      Blacklake Place III, 8.66%, 9/1/07.................  8/12/97     2,268,642        2,268,642        2,382,074
      Brookhollow West and Northwest Technical Center,
        8.11%, 8/1/02....................................  7/29/97     3,477,495        3,477,495        3,477,495
      CUBB Properties Mobile Home Park,
        8.03%, 11/1/07...................................  11/4/97     2,672,148        2,672,149        2,805,756
      Denmark House Office Building I, 8.80%, 2/1/05.....  1/28/00     5,400,000(b)     5,400,000        5,508,000

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Denmark House Office Building II, 11.38%, 2/1/05...  1/28/00   $ 1,060,000     $  1,060,000     $  1,037,014
      Duncan Office Building, 7.88%, 6/1/08..............  5/19/98       690,191          690,191          724,700
      Indian Street Shoppes, 7.88%, 2/1/09...............  1/27/99     2,243,247(b)     2,243,247        2,331,970
      Jackson Street Parking Lot, 8.50%, 7/1/07..........  6/30/98       245,244          245,244          247,697
      Jackson Street Warehouse, 8.53%, 7/1/07............  6/30/98     2,891,356        2,891,356        3,035,924
      Jefferson Office Building, 7.38%, 12/1/13..........  11/5/98     1,014,590        1,014,590        1,042,010
      John Brown Office Building, 7.40%, 11/1/04.........  10/31/01    5,000,000        5,000,000        5,050,000
      Kimball Professional Office Building,
        7.88%, 7/1/08....................................   7/2/98     2,237,155(b)     2,237,155        2,349,013
      Lake Pointe Corporate Center, 8.57%, 7/1/07........   7/7/97     3,721,499(b)     3,721,499        3,907,574
      LAX Air Freight Center, 7.90%, 1/1/08..............  12/29/97    3,264,900        3,264,900        3,428,145
      NCGR Office Building, 8.65%, 2/1/06................   1/8/01     4,280,201        4,280,201        4,494,211
      North Austin Business Center, 9.05%, 5/1/07........  4/10/97     2,920,652(b)     2,920,652        3,066,685
      One Metro Square Office Building,
        8.10%, 10/1/02...................................  9/24/97     2,828,222        2,828,222        2,828,222
      One Park Center, 8.93%, 2/1/06.....................  1/11/01     1,785,230        1,785,230        1,874,492
      Pacific Shores Mobile Home Park II,
        11.00%, 10/1/06..................................  9/27/96       604,848          601,824          635,090
      Pilot Knob Service Center, 8.95%, 7/1/07...........  6/20/97     1,439,747        1,439,747        1,511,734
      PMG Plaza, 8.95%, 4/1/04...........................  3/20/97     2,443,954        2,443,955        2,517,273
      Rancho Bernardo Financial Plaza, 8.88%, 1/1/05.....  12/26/00    2,380,000        2,380,000        1,960,990
      Santa Monica Center, 8.35%, 2/1/07.................  1/27/00     4,895,430(b)     4,895,430        4,944,385
      Shoppes at Jonathan's Landing, 7.95%, 5/1/10.......  4/12/00     2,962,013(b)     2,962,013        3,062,802
                                                                                     ------------     ------------
                                                                                       83,379,975       85,752,407
                                                                                     ------------     ------------

  MULTIFAMILY LOANS (69.6%):
      Ambassador House Apartments, 8.10%, 2/1/10.........   1/5/00     3,449,270(b)     3,449,270        3,621,734
      Arbor Parks and Woodridge Apartments,
        7.53%, 9/1/03....................................  8/27/98    17,014,932(b)    17,014,932       17,185,082
      Barcley Square Apartments, 7.83%, 9/1/04...........  8/21/01     8,800,000        8,800,000        8,091,875
      Bellewood Apartments, 9.13%, 12/1/05...............  6/13/01     1,997,370        1,997,370        1,969,632
      Boardwalk Apartments, 7.33%, 2/1/08................  1/16/98     5,188,700        5,188,700        5,381,196
      Geneva Village Apartments, 9.38%, 11/1/04..........  10/14/94    1,011,942        1,008,212        1,052,419
      Grand Courtyard Apartment I, 7.18%, 11/1/03........  10/15/01   19,125,000       19,125,000       19,507,500

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

      16  2001 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Grand Courtyard Apartment II, 9.90%, 11/1/03.......  10/15/01  $ 4,490,000     $  4,490,000     $  4,413,136
      Grand Forks Multifamily, 9.81%, 12/1/01............  11/9/94     2,233,278        2,223,376        2,233,278
      Harpers Ferry Apartments, 10.44%, 12/1/01..........  12/1/94     1,753,814        1,737,324        1,753,814
      HazelTree Apartments I, 8.80%, 12/1/03.............  11/20/00    7,100,000        7,100,000        7,313,000
      HazelTree Apartments II, 14.88%, 11/1/03...........  11/20/00      887,500          887,500          902,633
      Heritage Park Apartments, 8.88%, 2/1/04............  1/31/97     1,826,861        1,826,861        1,881,667
      Huntington Hills Apartments, 8.63%, 11/1/05........  10/2/95     1,163,403        1,157,586        1,221,573
      Johanson Arms Apartments, 9.23%, 6/1/04............  5/16/96     1,962,361        1,962,730        1,607,574
      Maple Village Apartments, 9.38%, 11/1/04...........  10/14/94    1,057,669        1,053,711        1,099,975
      Meadowview Apartments, 9.38%, 11/1/04..............  10/14/94      750,379          747,958          780,394
      Meridian, 8.93%, 9/1/04............................  8/22/01    21,100,000       21,100,000       21,522,000
      Meridian Pointe Apartments, 8.73%, 2/1/12..........   3/7/97     1,154,336        1,154,336        1,212,053
      Northaven Terrace I, 7.06%, 7/1/04.................  6/14/01     3,925,000        3,925,000        4,003,500
      Northaven Terrace II, 14.88%, 7/1/04...............  6/14/01       785,000          785,000          800,700
      Park Lane Townhomes I, 7.18%, 12/1/04..............  11/29/01   12,600,000       12,600,000       12,978,000
      Park Lane Townhomes II, 11.88%, 12/1/04............  11/29/01      800,000          800,000          757,763
      Parkway Village Apartments, 9.38%, 11/1/04.........  10/14/94      728,322          726,011          757,455
      Rio Nueces Apartments, 6.76%, 9/1/03...............  8/31/01    10,184,596       10,184,596       10,388,288
      Riverbrook Apartments I, 8.55%, 3/1/10.............   3/1/00     3,037,201(b)     3,037,201        3,189,061
      Riverbrook Apartments II, 10.88%, 3/1/10...........  2/13/01       323,296          323,296          339,461
      Rose Park Apartments, 9.38%, 11/1/04...............  10/14/94      537,040          535,410          558,521
      Royal Court Apartments, 8.88%, 10/1/04.............  9/11/97     1,322,013        1,322,013        1,335,233
      Shelter Island Apartments, 7.63%, 12/1/08..........  11/4/98    13,081,752(b)    13,081,752       13,735,839
      Southlake Villa Apartments, 9.38%, 11/1/04.........  10/14/94      592,241          589,972          615,930
      Tradewinds I, 8.19%, 10/1/02.......................  9/30/98     6,737,990        6,737,990        6,737,990
      Valley Manor Apartments, 8.35%, 11/1/05............  7/14/98     3,586,236(b)     3,586,236        3,765,548
      Warwick West Apartment I, 7.93%, 7/1/04............  6/27/01    12,696,000       12,696,000       13,076,880
      Warwick West Apartment II, 9.90%, 7/1/04...........  6/27/01     2,856,000        2,856,000        2,809,730
      WestTree Apartments, 8.90%, 11/1/10................  10/12/00    4,912,740(b)     4,912,740        5,158,377

                                                             Date      Shares/                           Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Willamette Oaks, 9.15%, 12/1/05....................  6/13/01   $ 2,596,580     $  2,596,580     $  2,573,769
                                                                                     ------------     ------------
                                                                                      183,320,663      186,332,580
                                                                                     ------------     ------------

  SINGLE FAMILY LOANS (0.6%):
      Arbor, 9.27%, 8/16/17..............................  2/16/96     1,568,804        1,572,406        1,568,804
                                                                                     ------------     ------------

        Total Whole Loans and Participation Mortgages ...                             268,273,044      273,653,791
                                                                                     ------------     ------------

PREFERRED STOCK (0.4%):
  REAL ESTATE INVESTMENT TRUST (0.4%):
      AMB Property.......................................  3/26/01         5,000          125,399          128,000
      Archstone Community Trust, Series C................  4/23/01         5,000          126,550          127,750
      Archstone Community Trust, Series D................  4/23/01         3,525           91,861           90,593
      CarrAmerica Realty Trust, Series B.................  4/23/01         5,000          118,849          122,500
      CarrAmerica Realty Trust, Series C.................  4/23/01         5,000          117,737          122,250
      CarrAmerica Realty Trust, Series D.................  4/23/01         5,000          118,823          125,500
      Centerpoint Properties, Series A...................  3/26/01         5,000          123,103          125,150
      Duke Realty Investments, Series E..................  4/23/01           625           15,506           16,062
      New Plan Excel Realty Trust, Series B..............  3/26/01         5,000          118,868          125,850
                                                                                     ------------     ------------

        Total Preferred Stock ...........................                                 956,696          983,655
                                                                                     ------------     ------------

RELATED PARTY MONEY MARKET FUND (1.3%):
      First American Prime Obligations Fund..............  11/30/01    3,402,342(f)     3,402,342        3,402,342
                                                                                     ------------     ------------

        Total Investments in Securities (g) .............                            $348,988,749     $356,799,982
                                                                                     ============     ============

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) ON NOVEMBER 30, 2001, SECURITIES VALUED AT $122,125,071 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                   NAME OF
                                                                   BROKER
                    ACQUISITION                     ACCRUED    AND DESCRIPTION
        AMOUNT         DATE      RATE*     DUE      INTEREST    OF COLLATERAL
      -----------   -----------  -----   --------   --------   ---------------
      $28,954,372     4/12/01    4.65%    4/12/03   $ 71,059          (1)
        8,245,000    11/15/01    2.08%   12/17/01      7,622          (1)
       40,500,000     11/1/01    3.16%    12/3/01    106,481          (2)
       14,000,000    11/29/01    3.02%    12/3/01      2,348          (2)
      -----------                                   --------
      $91,699,372                                   $187,510
      ===========                                   ========

--------------------------------------------------------------------------------

      17  2001 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

    * INTEREST RATE AS OF NOVEMBER 30, 2001. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    Name of broker and description of collateral:
             (1) MORGAN STANLEY DEAN WITTER:
                FHLMC, 9.00%, 7/1/30, $7,254,461 PAR
                FNMA, 6.50%, 6/1/29, $11,233,303 PAR
                FNMA, 7.50%, 4/1/30, $4,952,791 PAR
                FNMA, 7.50%, 5/1/30, $4,937,453 PAR
                FNMA, 8.00%, 5/1/30, $3,141,757 PAR
                FNMA, 8.00%, 6/1/30, $4,279,561 PAR
             (2) MORGAN STANLEY DEAN WITTER:
                1200 WASHINGTON, 9.65%, 12/1/05, $2,923,419 PAR
                4295/4299 SAN FELIPE ASSOCIATES, 9.33%, 8/1/06, $5,150,000 PAR
                ACADEMY SPECTRUM, 7.70%, 5/1/09, $4,425,529 PAR
                AMBASSADOR HOUSE, 8.10%, 2/1/10, $3,449,270 PAR
                ARBOR PARKS & WOODRIDGE APARTMENTS, 7.53%, 9/1/03,
             $17,014,932PAR
                DENMARK HOUSE I, 8.80%, 2/1/05, $5,400,000 PAR
                INDIAN STREET SHOPPES, 7.88%, 2/1/09, $2,243,247 PAR
                KIMBALL PROFESSIONAL OFFICE, 7.88%, 7/1/08, $2,237,155 PAR LAKE POINTE CORPORATE CENTER, 8.57%, 7/1/07, $3,721,499 PAR NORTH AUSTIN BUSINESS CENTER, 9.05%, 5/1/07, $2,920,652 PAR RIVERBROOK APARTMENTS I, 8.55%, 3/1/10, $3,037,201 PAR
                SANTA MONICA CENTER, 8.35%, 2/1/07, $4,895,430 PAR
                SHELTER ISLAND APARTMENTS, 7.63%, 12/1/08, $13,081,752 PAR SHOPPES AT JONATHAN'S LANDING, 7.95%, 5/1/10, $2,962,013 PAR VALLEY MANOR APARTMENTS, 8.35%, 11/1/05, $3,586,236 PAR
                WESTREE APARTMENTS, 8.90%, 11/1/10, $4,912,740 PAR

(c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT NOVEMBER 30, 2001. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 2001.
(d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

Commercial Loans:
         1200 WASHINGTON - MINNEAPOLIS, MN
         4295/4299 SAN FELIPE ASSOCIATES LP - HOUSTON, TX
         ACADEMY SPECTRUM - COLORADO SPRINGS, CO
         ATWOOD OCEANICS I & II - HOUSTON, TX
         BLACKLAKE PLACE I & II - OLYMPIA, WA
         BLACKLAKE PLACE III - OLYMPIA, WA
         BROOKHOLLOW WEST AND NORTHWEST TECHNICAL CENTER - HOUSTON, TX CUBB PROPERTIES MOBILE HOME PARK - NEW YORK, NY
         DENMARK HOUSE OFFICE BUILDING I & II - HOUSTON, TX
         DUNCAN OFFICE BUILDING - OLYMPIA, WA
         INDIAN STREET SHOPPES - STUART, FL
         JACKSON STREET PARKING LOT - PHOENIX, AZ
         JACKSON STREET WAREHOUSE - PHOENIX, AZ
         JEFFERSON OFFICE BUILDING - OLYMPIA, WA
         JOHN BROWN OFFICE BUILDING - HOUSTON, TX
         KIMBALL PROFESSIONAL OFFICE BUILDING - GIG HARBOR, WA
         LAKE POINTE CORPORATE CENTER - MINNEAPOLIS, MN
         LAX AIR FREIGHT CENTER - INGLEWOOD, CA
         NCGR OFFICE BUILDING - SANTA FE, NM
         NORTH AUSTIN BUSINESS CENTER - AUSTIN, TX
         ONE METRO SQUARE OFFICE BUILDING - FARMERS BRANCH, TX
         ONE PARK CENTER - HOUSTON, TX
         PACIFIC SHORES MOBILE HOME PARK II - NEWPORT, OR
         PILOT KNOB SERVICE CENTER - MENDOTA HEIGHTS, MN
         PMG PLAZA - FORT LAUDERDALE, FL
         RANCHO BERNARDO FINANCIAL PLAZA - SAN DIEGO, CA
         SANTA MONICA CENTER - WEST HOLLYWOOD, CA
         SHOPPES AT JONATHAN'S LANDING - JUPITER, FL

Multifamily Loans:
         AMBASSADOR HOUSE APARTMENTS - OKLAHOMA CITY, OK
         ARBOR PARKS AND WOODRIDGE APARTMENTS - DALLAS AND FORT WORTH, TX BARCLEY SQUARE APARTMENTS - HOUSTON, TX
         BELLEWOOD APARTMENTS - ISSAQUAH, WA
         BOARDWALK APARTMENTS - OKLAHOMA CITY, OK
         GENEVA VILLAGE APARTMENTS - WEST JORDAN, UT
         GRAND COURTYARD APARTMENTS I & II - GRAND PRAIRIE, TX
         GRAND FORKS MULTIFAMILY - GRAND FORKS, ND
         HARPERS FERRY APARTMENTS - LAFAYETTE, LA
         HAZELTREE APARTMENTS I & II - PHOENIX, AZ
         HERITAGE PARK APARTMENTS - LIVERPOOL, NY
         HUNTINGTON HILLS APARTMENTS - MANKATO, MN
         JOHANSON ARMS APARTMENTS - KINGSBURG, CA
         MAPLE VILLAGE APARTMENTS - AMERICAN FORK, UT
         MEADOWVIEW APARTMENTS - WEST JORDAN, UT
         MERIDIAN - PHOENIX, AZ
         MERIDIAN POINTE APARTMENTS - KALISPELL, MT
         NORTHAVEN TERRACE APARTMENTS I & II - DALLAS, TX
         PARK LANE TOWNHOMES I & II - WESTMINSTER, CA
         PARKWAY VILLAGE APARTMENTS - WEST JORDAN, UT
         RIO NEUCES APARTMENTS - AUSTIN, TX
         RIVERBROOK APARTMENTS I & II - TAMPA, FL
         ROSE PARK APARTMENTS - VERNAL, UT
         ROYAL COURT APARTMENTS - MIAMI BEACH, FL
         SHELTER ISLAND APARTMENTS - LAS VEGAS, NV
         SOUTHLAKE VILLA APARTMENTS - SALT LAKE CITY, UT
         TRADEWINDS I - DALLAS, TX
         VALLEY MANOR APARTMENTS - HASTINGS, MN
         WARWICK WEST APARTMENTS I & II - OKLAHOMA CITY, OK
         WESTREE APARTMENTS - COLORADO SPRINGS, CO
         WILLAMETTE OAKS - EUGENE, OR

Single Family Loans:
         ARBOR - 18 LOANS, NEW YORK

(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON NOVEMBER 30, 2001, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $315,220,291 OR 117.8% OF TOTAL NET ASSETS.
(f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, WHO ALSO SERVES AS ADVISOR FOR THE FUND. SEE ALSO NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS
(g) ON NOVEMBER 30, 2001, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $348,988,749. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $10,020,893
      GROSS UNREALIZED DEPRECIATION.......   (2,209,660)
                                            -----------
        NET UNREALIZED APPRECIATION.......  $ 7,811,233
                                            ===========

--------------------------------------------------------------------------------

      18  2001 Semiannual Report - American Strategic Income Portfolio III

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 27, 2001. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected the following ten
                          directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton .......................    18,946,179          1,304,475
Andrew S. Duff .........................    20,035,916            212,738
Roger A. Gibson ........................    20,045,415            204,239
Andrew M. Hunter III ...................    20,044,523            205,131
Leonard W. Kedrowski ...................    20,042,880            206,774
John M. Murphy, Jr. ....................    20,041,389            208,265
Richard K. Riederer ....................    20,043,388            206,266
Joseph D. Strauss ......................    20,040,012            209,642
Virginia L. Stringer ...................    20,030,791            218,863
James M. Wade ..........................    20,045,367            204,287

                      (2) The fund's shareholders ratified the selection by the
                          fund's Board of Directors of Ernst & Young as the independent public accountants for the fund for the fiscal year ending May 31, 2002. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON VOTES
 -------------  -----------------  -----------  ---------
   20,009,215           84,000        156,345         4

                      SHARE REPURCHASE PROGRAM
                      Your fund's Board of Directors has approved the continuation of the Fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998 (1,203,423 shares).

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value;

--------------------------------------------------------------------------------

      19  2001 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
                      all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      No shares were repurchased during the six months ended November 30, 2001 and the year ended May 31, 2001.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It is a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before each share's dividend and/or capital gains distribution.

                      PLAN ADMINISTRATION
                      Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5%

--------------------------------------------------------------------------------

      20  2001 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
                      from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                      There is no direct charge for reinvestment of dividends and capital gains since EquiServe fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43011, Providence, RI 02940-3011, 1-800-543-1627.

--------------------------------------------------------------------------------

      21  2001 Semiannual Report - American Strategic Income Portfolio III

[US BANCORP ASSET MANAGEMENT LOGO]

AMERICAN STRATEGIC INCOME PORTFOLIO III

2001  SEMIANNUAL REPORT

U.S. Bancorp Asset Management, Inc., is a subsidiary of U.S. Bank National Association. U.S. Bank National Association is a separate entity and wholly owned subsidiary of U.S. Bancorp.


[RECYCLED LOGO]

This document is printed on paper containing 30% postconsumer waste.

1/2002    2005-02    CSP-SAR